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                                                                   EXHIBIT 10-AN


                              FIFTH AMENDMENT TO LOAN AGREEMENTr


        This FIFTH AMENDMENT TO LOAN AGREEMENT (this "Amendment") is made and entered into as of March 22, 1995, by and among FOXMEYER HEALTH CORPORATION (f/k/a National Intergroup, Inc.) ("Borrower"), a Delaware corporation, the Banks identified on the signature pages hereof ("Banks") and BANQUE PARIBAS, a bank organized under the laws of the Republic of France, as Agent for Banks ("Agent").

        A. Pursuant to that certain Loan Agreement dated as of January 13, 1994, by and among Borrower, Banks and Agent, as amended by that certain (i) First Amendment to Loan Agreement dated as of January 13, 1994, (ii) Second Amendment to Loan Agreement dated as of September 6, 1994, (iii) Third Amendment Agreement dated as of October 12, 1994 and (iv) Fourth Amendment to Loan Agreement dated as of December 19, 1994 (as the same may be amended, renewed, extended, restated or otherwise modified from time to time, the "Agreement"), Banks agreed to provide to Borrower a revolving credit and letter of credit facility in the maximum aggregate principal amount of $15,000,000.

        B. The indebtedness of Borrower to the Banks pursuant to the Agreement is evidenced by (i) a Promissory Note dated February 22, 1994, in the maximum original principal amount of $10,000,000 made by Borrower and payable to the order of Banque Paribas, and (ii) a Promissory Note dated February 22, 1994, in the maximum original principal amount of $5,000,000 made by Borrower and payable to the order of Credit Lyonnais New York Branch (as amended, renewed, extended, restated, replaced or supplemented from time to time, whether by one or more other promissory notes or otherwise and whether payable to the Banks identified above or their successors or assigns, the "Notes").

        C. Borrower has, effective as of October 12, 1994, changed its name from "National Intergroup, Inc." to "FoxMeyer Health Corporation."

        D. The Obligations (as such term is defined in the Agreement) are secured by security interests evidenced and created by that certain Amended and Restated Pledge and Security Agreement dated as of October 12, 1994, by and between Borrower and Agent (the "Original Security Agreement") (as amended by that certain First Amendment to Amended and Restated Pledge and Security Agreement of even date herewith (the "Pledge Amendment"), as the same may be further amended, renewed, extended, restated or otherwise modified from time to time, the "Security Agreement") presently covering, in part, 150 shares of common stock of FoxMeyer Corporation ("FoxMeyer"), which, as a result of a reduction from 28,200,000 to 1,000 in the number of shares of common stock that FoxMeyer is authorized to issue, are concurrently herewith being issued in replacement of the 4,000,000 shares of FoxMeyer owned by Borrower and pledged to Agent pursuant to the Original Security Agreement.

        E. Borrower, Agent and Banks now desire to amend the Agreement as herein set forth.

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        NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1. Terms Defined. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning given to such term in the Agreement (as amended by this Amendment).

        2. Amendment to Section 1.2 of the Agreement. Effective as of the date hereof, the definition of the term "Minimum Required Number" in Section 1.2 of the Agreement is amended and restated to read in its entirety as follows:

             "Minimum Required Number". Means, in reference to the required minimum number of shares of FoxMeyer Stock to be pledged as security for the Obligations, the greater of (a) 150 shares or (b) the smallest whole number, calculated as of December 31, 1994, that shall result in the Collateral Value of the shares of FoxMeyer Stock so pledged as being equal to or greater than $60,000,000."

        3. Effect of this Amendment. The Loan Documents (including, without limitation, the Agreement as amended by this Amendment) shall remain in full force and effect except that any reference in any Loan Documents to the Agreement shall be deemed to refer the Agreement as amended by this Amendment.

        4. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

             (a) Agent shall have received all of the following, each dated (unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to Agent:

                         (i) Borrower Resolutions. Resolutions of the Board of Directors of Borrower certified by its Secretary or an Assistant Secretary which authorize the execution, delivery and performance by Borrower of this Amendment and the other Loan Documents to which Borrower is or is to be a party hereunder;

                        (ii) FoxMeyer Resolutions. Resolutions of the Board of Directors of FoxMeyer certified by its Secretary or an Assistant Secretary which authorize the reverse stock split described in Recital D hereto;

                       (iii) Certificate of Incorporation. A certified copy of the amendment to the certificate of incorporation of FoxMeyer evidencing the reverse stock split described in Recital D hereto;


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                        (iv)   Opinion of Counsel.  A favorable opinion of legal
         counsel to Borrower and FoxMeyer as to (A) the authorization, execution and delivery of this Amendment and the Pledge Amendment and (B) such other matters as Agent may reasonably request, including, without limitation, the following:

                          (1) Borrower is duly organized, validly existing and in good standing under the laws of the State of Delaware.

                          (2) The execution, delivery and performance by Borrower of the Amendment, the Pledge Amendment and the other Loan Documents to which Borrower is a party and the transactions thereunder have been duly authorized by all necessary action on the part of Borrower and do not and will not violate the articles of incorporation or bylaws of Borrower or the provisions of any law or any rule, regulation or order of any governmental authority and do not and will not result in a breach or violation of, or constitute a default under, or require any consent or result in the creation of any lien, charge or encumbrance upon any of Borrower's properties, revenues or assets under, any agreement, instrument or document to which Borrower is a party or by which Borrower or any of its properties may be bound.

                          (3) The Amendment, the Pledge Amendment and the other Loan Documents to which Borrower is a party have been duly executed and delivered by Borrower and constitute the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to the enforcement of creditors' rights generally.

                          (4) There are no legal or arbitral proceedings, and no proceedings by or before any governmental or regulatory authority or agency, pending or, to our knowledge, threatened against or affecting Borrower or any properties or rights of Borrower, which if adversely determined, would have a material adverse effect on the financial condition or operations of Borrower.

                          (5) No authorization, consent, approval, license, filing or registration with any governmental or regulatory authority or agency is required in connection with the execution, delivery or performance of Borrower of the Amendment or the other Loan Documents thereunder to which Borrower is a party.


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                          (6)  The 150 shares of common stock of FoxMeyer
                   pledged pursuant to the Security Agreement are validly issued, fully paid and nonassessable and represent a specified percentage of the total number of shares of capital stock of FoxMeyer issued and outstanding, such shares are validly pledged pursuant to the Security Agreement and such shares are not subject to any restrictions on transfers except as expressly stated on the reverse side of the stock certificate evidencing such shares.

                       (v) Stock Certificate. The stock certificate representing the 150 shares of common stock of FoxMeyer pledged pursuant to the Security Agreement;

                      (vi) Stock Power. A stock power executed in blank with respect to the stock certificate representing the 150 shares of common stock of FoxMeyer pledged pursuant to the Security Agreement; and

                     (vii) Additional Information. Agent shall have received such additional documents, instruments and information as Agent or its legal counsel, Jenkens & Gilchrist, a Professional Corporation, may request.

            (b) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof;

            (c) No Event of Default shall have occurred and be continuing and no event or condition shall have occurred that with the giving of notice or lapse of time or both would be an Event of Default; and

            (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment, the Pledge Amendment and all other agreements, documents, instruments executed and/or delivered pursuant hereto and all legal matters incident thereto, shall be satisfactory to Agent and its legal counsel, Jenkens & Gilchrist, a Professional Corporation.

        5. Representations and Warranties. Borrower hereby represents and warrants to Agent and Banks that, as of the date of and after giving effect to this Amendment, (a) all representations and warranties set forth in the Agreement and in the Security Agreement are true and correct as if made again on and as of such date (except to the extent that such representations and warranties were expressly, in the Agreement, made only in reference to a specific date), (b) no Default or Event of Default has occurred and is continuing, and (c) the Agreement, the Notes, the Security Agreement and the other Loan Documents (as amended by this Amendment) are and remain legal, valid, binding and enforceable obligations of Borrower.



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        6.   GOVERNING LAW.  THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS SHALL
BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND APPLICABLE U.S. FEDERAL LAWS.

        7. Counterparts. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

        8. NO ORAL AGREEMENTS. THIS AMENDMENT, TOGETHER WITH THE AGREEMENT AND THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENT THE FINAL AGREEMENTS BETWEEN AND AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN (A) BORROWER AND (B) AGENT OR ANY BANK.

        9. Agreement Remains in Effect; No Waiver. Except as expressly provided herein, all terms and provisions of the Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed. No waiver by Agent or any Bank of any Default or Event of Default shall be deemed to be a waiver of any other Default or Event of Default. No delay or omission by Agent or any Bank in exercising any power, right or remedy shall impair such power, right or remedy or be construed as a waiver thereof or an acquiescence therein, and no single or partial exercise of any such power, right or remedy shall preclude other or further exercise thereof or the exercise of any other power, right or remedy under the Agreement, the Loan Documents or otherwise.

        10. Payment of Costs, Fees and Expenses. Borrower shall promptly pay any and all costs, fees and expenses paid or incurred by Agent incident to this Amendment (including, without limitation, the fees and expenses of counsel to Agent).

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        IN WITNESS WHEREOF, Borrower, Agent and Banks have caused this Amendment to be executed and delivered by their duly authorized officers effective as of the date first above written.

                           BORROWER:

                           FOXMEYER HEALTH CORPORATION,
                           (f/k/a National Intergroup, Inc.)


                           By: /s/
                               ---------------------------------------

                           Name: John G.
                                 -------------------------------------

                           Title: Assistant Treasurer
                                  ------------------------------------


                           AGENT:

                           BANQUE PARIBAS, as Agent for Banks


                           By: /s/ Kenneth E. Moore, Jr.
                               ---------------------------------------

                           Name: KENNETH E. MOORE, JR.
                                 -------------------------------------

                           Title: Vice President
                                  -------------------------------------


                           By: /s/ Pierre Jean de Filippis
                               ----------------------------------------

                           Name: PIERRE JEAN de FILIPPIS
                                 --------------------------------------

                           Title: General Manager
                                  -------------------------------------


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                            BANKS:

                            BANQUE PARIBAS


                            By: /s/ Kenneth E. Moore, Jr.
                                -----------------------------------------

                            Name: KENNETH E. MOORE, JR.
                                  ---------------------------------------

                            Title: Vice President
                                   --------------------------------------



                            By: /s/ Pierre Jean De Filippis
                                -----------------------------------------

                            Name: PIERRE-JEAN de FILIPPIS
                                  ---------------------------------------

                            Title: General Manger
                                   --------------------------------------


                            CREDIT LYONNAIS NEW YORK BRANCH


                            By: /s/ Robert Ivosevich
                                -----------------------------------------

                            Name: ROBERT IVOSEVICH
                                  ---------------------------------------

                            Title: Senior Vice President
                                   --------------------------------------




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